UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 23, 2013

GLEACHER & COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-14140

(Commission File Number)

22-2655804

(IRS Employer Identification No.)

1290 Avenue of the Americas

New York, New York

(Address of Principal Executive Offices)

10104

(Zip Code)

(212) 273-7100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.             Submission of Matters to a Vote of Security Holders.

On May 23, 2013, Gleacher & Company, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s principal offices located at 1290 Avenue of the Americas, New York, NY 10104, in accordance with the Notice of Annual Meeting of Stockholders sent on or about April 26, 2013 to all stockholders of record at the close of business on April 17, 2013. The final results of voting on each of the matters submitted to a vote of the stockholders at the Annual Meeting are set forth below.

Matter 1:  Election of Directors

At the Annual Meeting, each of the director nominees listed below, all of whom were nominated by MatlinPatterson FA Acquisition LLC, were elected for one-year terms expiring at the 2014 annual meeting of stockholders and received the number of votes set forth after their respective names below.

	For:	Withhold:
Mark R. Patterson	82,127,577	73,088
Christopher R. Pechock	82,080,242	120,423
Jaime Lifton	82,127,577	73,088
Keith B. Hall	82,127,577	73,088
Marshall Cohen	82,127,577	73,088

Matter 2:  Amendment to the Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split

At the Annual Meeting, the stockholders approved an amendment to the Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of between one-for-ten and one-for-twenty.  Matter 2 received the following votes:

For:	92,584,081
Against:	9,232,421
Abstain:	94,989
Broker non-votes:	0

Matter 3:  Amendment to the Amended and Restated Certificate of Incorporation to Proportionally Decrease the Number of Authorized Shares of Common Stock

At the Annual Meeting, the stockholders approved an amendment to the Amended and Restated Certificate of Incorporation of the Company that, provided the reverse stock split in Matter 2 above is approved and effected, would reduce the number of shares of common stock the Company is authorized to issue in the same ratio as the reverse stock split.  Matter 3 received the following votes:

For:	86,553,471
Against:	7,014,443
Abstain:	42,298
Broker non-votes:	8,301,281

Matter 4: Advisory Vote to Approve Executive Compensation

At the Annual Meeting, the stockholders did not approve, on an advisory basis, the compensation of the Company’s named executive officers. Matter 4 received the following votes:

For:	14,528,750
Against:	22,372,376
Abstain:	56,709,086
Broker non-votes:	8,301,281

Matter 5: Ratification of Appointment of Independent Registered Public Accounting Firm

At the Annual Meeting, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified.  Matter 5 received the following votes:

For:	97,969,721
Against:	2,945,186
Abstain:	996,586
Broker non-votes:	0

Item 8.01.             Other Events.

Subsequent to the Annual Meeting, the Board of Directors of the Company (the “Board”) reduced the size of the Board from nine to five. As a result, the Board currently has no vacancies. In addition, the Board appointed Mark R. Patterson to serve as its Chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLEACHER & COMPANY, INC.

	By:	/s/ Bryan J. Edmiston
	Name:	Bryan J. Edmiston
	Title:	Controller

Dated: May 28, 2013